Exhibit 10.1

MODIFICATION OF LOAN DOCUMENTS

THIS MODIFICATION OF LOAN DOCUMENTS (this “Agreement”) is entered into and effective for all purposes as of the 27th day of March 2013, by and among CHP PARTNERS, LP, a Delaware limited partnership, formerly known as CHT Partners, LP (“CHP Partners”), CHP SENIOR LIVING NET LEASE HOLDING, LLC, a Delaware limited liability company, formerly known as CHT Senior Living Net Lease Holding, LLC (“CHP Holding”), CHT COUNCIL BLUFFS IA SENIOR LIVING, LLC, a Delaware limited liability company (“Council Bluffs Borrower”), CHT DECATUR IL SENIOR LIVING, LLC, a Delaware limited liability company (“Decatur Borrower”), CHT LIMA OH SENIOR LIVING, LLC, a Delaware limited liability company (“Lima Borrower”), CHT ZANESVILLE OH SENIOR LIVING, LLC, a Delaware limited liability company (“Zanesville Borrower”), CHT ABERDEEN SD SENIOR LIVING, LLC, a Delaware limited liability company (“Aberdeen Borrower”) (CHP Partners, CHP Holding, Council Bluffs Borrower, Decatur Borrower, Lima Borrower, Zanesville Borrower and Aberdeen Borrower collectively referred to herein as “Borrowers”), and KEYBANK NATIONAL ASSOCIATION, a national banking association, its successors and/or assigns (“Lender”). Unless otherwise defined herein or unless the context indicates otherwise, any word herein beginning with a capitalized letter shall have the meaning ascribed to such word in that certain Secured Loan Agreement (as amended, the “Loan Agreement”), dated as of December 19, 2012, between Borrowers and the Lender.

W I T N E S S E T H:

WHEREAS, Lender previously made a $49,687,000.00 secured loan (the “Loan”) to Borrowers in accordance with and subject to the terms and conditions of the Loan Agreement; and

WHEREAS, the Loan is evidenced by that certain Promissory Note (the “Note”) dated as of December 19, 2012, made by Borrowers and payable to the order of Lender in the maximum aggregate principal amount of the Loan; and

WHEREAS, the Loan is secured by, among other things, the Mortgages; and

WHEREAS, Borrowers have now requested, among other things, that Lender agree to redadvance a portion of the Loan as well as modify certain terms and conditions under the Loan Agreement; and

WHEREAS, subject to the terms and conditions set forth herein, Lender has agreed to such request.

NOW, THEREFORE, KNOW ALL PERSONS BY THESE PRESENTS, that for and in consideration of the terms and conditions contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by the parties hereto, Lender and Borrower hereby agree as follows:

ARTICLE I – AMENDMENTS

Section 1.1 Acknowledgment of Outstanding Balance; Readvance of Proceeds. The parties hereto acknowledge that the outstanding principal balance of the Note as of the date hereof is Four Million Six Hundred Eighty-Seven Thousand and No/100 DOLLARS ($4,687,000.00). Furthermore, notwithstanding anything to the contrary set forth in any of the Loan Documents, Lender has agreed to readvance a portion of the Loan in the amount of $25,300,000.00. After giving effect to such readvance, the aggregate outstanding principal balance under the Note will be $29,987,000.00.

Section 1.2 Definitions. The following definitions from Section 2.1 of the Loan Agreement are hereby amended and restated in its entirety:

CHT Borrower: CHP Partners, LP, a Delaware limited partnership, formerly known as CHT Partners, LP.

CHT Holding: CHP Senior Living Net Lease Holding, LLC, a Delaware limited liability company, formerly known as CHT Senior Living Net Lease Holding, LLC.

Guarantor: CNL Healthcare Properties, Inc., a Maryland corporation, formerly known as CNL Healthcare Trust, Inc.

Original Maturity Date: June 30, 2013.

Section 1.3 Minimum Liquidity. Notwithstanding anything set forth in any of the Loan Documents, including, without limitation, Paragraph 7 of the Guaranty, Guarantor shall at all times maintain an unencumbered liquidity of not less than $3,000,000.00 in cash and cash equivalents (as defined in the Guaranty). In furtherance thereof, Section 14.1(j) of the Loan Agreement and Paragraph 7 of the Guaranty are hereby modified such that $5,000,000.00 is replaced with $3,000,000.00.

Section 1.4 Evidence of Title. Within thirty (30) days of the date hereof, Borrowers shall provide to Lender evidence satisfactory to Lender that no encumbrances or other exceptions to title have been recorded against any of the Projects other than the Permitted Exceptions.

Section 1.5 Partial Release of Collateral. So long as no Event of Default exists, Borrowers shall have the right at any time prior to the Original Maturity Date to obtain a release of the Zanesville Project and the Decatur Project from the liens securing the Note as well as the Zanesville Borrower and the Decatur Borrower from the Loan Documents, upon making the respective payments set out hereunder and upon compliance with the following terms and conditions:

(a) Borrowers deliver to Lender the Release Price (as defined below) for the Zanesville Project and the Decatur Project to be applied to the aggregate outstanding principal balance under the Note;

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(b) All partial release documents shall be prepared at the expense of Borrowers and shall be in form and substance reasonably satisfactory to Lender. Borrowers shall present to Lender a written request for a partial release, together with an appropriate partial release document required to be recorded in order to entitle Borrowers to such partial release, or escrow arrangements satisfactory to Lender for delivery of any partial release. Lender will execute, acknowledge and return the partial release documents to Borrowers within five (5) days after Lender’s receipt of the above specified items; and

(c) Borrowers shall reimburse Lender for all out-of-pocket fees and costs, including, without limitation, legal fees in connection with the granting of such partial releases and shall provide Lender with any and all information reasonably requested by Lender in connection therewith.

For purposes of this Section 1.5, the term “Release Price” shall mean the greater of (i) one hundred percent (100%) of the loan proceeds available to Borrowers at the closing of the refinance of the applicable Projects, net of customary and reasonable closing costs and expenses incurred in connection therewith, and (ii) $20,000,000.00.

Section 1.6 Representations and Warranties in Loan Agreement. Borrowers hereby represent and warrant to Lender that: (i) to the best of each Borrower’s knowledge, as of the date hereof, there exists no uncured Event of Default or event which, with the passage of time or the giving of notice, would constitute an Event of Default, and (ii) all representations and warranties made by any Borrower in the Loan Agreement as of the date thereof are true and correct, in all material respects, as of the date hereof, as if such representations and warranties were recited herein in their entirety.

Section 1.7 Loan Documents. The term “Loan Documents,” as defined in the Loan Agreement and as used in the Loan Agreement, the Note, the Mortgages, the other Loan Documents and herein, shall be, and hereby is, modified to include this Agreement and any and all other documents executed in connection with this Agreement. All references to the term “Loan Documents” contained in the Loan Agreement, the Note, the Mortgages and the other Loan Documents are hereby modified and amended wherever necessary to reflect such modification of such term.

ARTICLE II – MISCELLANEOUS

Section 2.1 Conditions Precedent. On or prior to the date hereof and as conditions precedent to the agreements of the Lender herein set forth, Borrowers shall deliver to Lender (i) an original fully executed counterpart of this Agreement, (ii) endorsements to each of the title policies issued in connection with the closing of the Loan insuring that such policies insure the liens of the Mortgages up to the aggregate outstanding amount of the Loan after giving effect to the readvance provided for in this Agreement, (iii) evidence of the name change of Guarantor, CHP Partners and CHP Holding, (iv) evidence satisfactory to Lender of the authority of each Borrower and Guarantor to enter into this Agreement, (v) corporate opinions for Borrowers and Guarantor satisfactory to Lender in all respects, (vi) evidence of insurance in accordance with the Loan Agreement, and (vii) updated ucc and lien searches on the Borrowers and Guarantor.

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Section 2.2 Payment of Fees and Expenses. Borrowers agree to pay at the closing in connection with this Agreement the reasonable fees and expenses of Lender’s counsel and other reasonable expenses incurred by Lender in connection with this Agreement.

Section 2.3 Acknowledgment by Borrowers and Guarantor. Except as otherwise specified herein and by the other Loan Documents, the terms and provisions of the Loan Documents are ratified and confirmed and shall remain in full force and effect, enforceable in accordance with their terms. The Guarantor and each Borrower hereby acknowledges, agrees and represents that (i) each Borrower is indebted to the Lender pursuant to the terms of the Note and Loan Documents as modified hereby; and (ii) the liens, security interests and assignments created and evidenced by the Loan Documents are, respectively, valid and subsisting liens, security interests and assignments of the respective dignity and priority recited in the Loan Documents.

Section 2.4 Additional Documentation. From time to time, Borrowers and Guarantor shall execute or procure and deliver to Lender such other and further documents and instruments evidencing, securing or pertaining to the Loan or the Loan Documents as shall be reasonably requested by Lender so as to evidence or effect the terms and provisions hereof. Upon Lender’s request, Borrowers shall cause to be delivered to Lender evidence of the authority of each Borrower, and any constituents of any Borrower, to execute and deliver this Agreement, and such other matters as reasonably requested by Lender.

Section 2.5 Binding Agreement. This Agreement shall be binding upon, and shall inure to the benefit of, the parties, respective heirs, representatives, successors and assigns.

Section 2.6 Nonwaiver of Events of Default. Neither this Agreement nor any other document executed in connection herewith constitutes or shall be deemed (i) a waiver of, or consent by Lender to, any default or event of default which may exist or hereafter occur under any of the Loan Documents, (ii) a waiver by Lender of any of Borrower’s obligations under the Loan Documents, or (iii) a waiver by Lender of any rights, offsets, claims, or other causes of action that Lender may have against Borrowers.

Section 2.7 No Defenses. Guarantor and each Borrower, by the execution of this Agreement, hereby declares that, to its knowledge, it has no claims, set-offs, counterclaims, defenses or other causes of action against Lender arising out of the Loan, any documents mentioned herein or otherwise; and, to the extent that any Borrower has knowledge of any such claims, setoffs, counterclaims, defenses or other causes of action, then such items are hereby waived by Borrowers.

Section 2.8 Counterparts. This Agreement may be executed in several counterparts, all of which are identical, each of which shall be deemed an original, and all of which counterparts together shall constitute one and the same instrument, it being understood and agreed that the signature pages may be detached from one or more of such counterparts and combined with the signature pages from any other counterpart in order that one or more fully executed originals may be assembled.

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Section 2.9 Choice of Law. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF OHIO, EXCEPT TO THE EXTENT FEDERAL LAWS PREEMPT THE LAWS OF THE STATE OF OHIO.

Section 2.10 Entire Agreement. This Agreement and the other Loan Documents, contain the entire agreements between the parties relating to the subject matter hereof and thereof. Except as modified by this Agreement, the Loan Agreement remains otherwise unchanged. This Agreement and the other Loan Documents may be amended, revised, waived, discharged, released or terminated only by a written instrument or instruments, executed by the party against which enforcement of the amendment, revision, waiver, discharge, release or termination is asserted. Any alleged amendment, revision, waiver, discharge, release or termination which is not so documented shall not be effective as to any party.

THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES RELATED TO THE SUBJECT MATTER HEREIN CONTAINED AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES.

THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

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EXECUTED AND EFFECTIVE as of the date set forth above.

BORROWERS:	CHP PARTNERS, LP, a Delaware limited partnership, formerly known as CHT Partners, LP

	By:		CHP GP, LLC, a Delaware limited liability company, its general partner, formerly known as CHT GP, LLC

	By:		CNL HEALTHCARE PROPERTIES, INC., a Maryland corporation, its managing member, formerly known as CNL Healthcare Trust, Inc.

		By:	/s/ Joshua J. Taube
Joshua J. Taube, Vice President

CHP SENIOR LIVING NET LEASE HOLDING, LLC, a Delaware limited liability company, formerly known as CHT Senior Living Net Lease Holding, LLC

	By:		/s/ Joshua J. Taube
Joshua J. Taube, Vice President

CHT COUNCIL BLUFFS IA SENIOR LIVING, LLC, a Delaware limited liability company

	By:		/s/ Joshua J. Taube
Joshua J. Taube, Vice President

CHT DECATUR IL SENIOR LIVING, LLC, a Delaware limited liability company

	By:		/s/ Joshua J. Taube
Joshua J. Taube, Vice President

CHT LIMA OH SENIOR LIVING, LLC, a Delaware limited liability company

	By:		/s/ Joshua J. Taube
Joshua J. Taube, Vice President

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CHT ZANESVILLE OH SENIOR LIVING, LLC, a Delaware limited liability company

By:	/s/ Joshua J. Taube
Joshua J. Taube, Vice President

CHT ABERDEEN SD SENIOR LIVING, LLC, a Delaware limited liability company

By:	/s/ Joshua J. Taube
Joshua J. Taube, Vice President

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LENDER:	KEYBANK NATIONAL ASSOCIATION,
a national banking association

	By:	/s/ Amy L. MacLearie
	Name:	Amy L. MacLearie
	Title:	AVP -Closer

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CONSENT OF GUARANTOR

The undersigned Guarantor hereby consents to the amendment to the Loan Documents set forth in this Agreement and acknowledges and agrees that (a) the Guaranty is in full force and effect and enforceable in accordance with its terms, and (b) its liability thereunder shall not be reduced, altered, limited, lessened or in any way affected by the execution and delivery of this Agreement by the parties hereto.

Executed as of March 27, 2013.

GUARANTOR:

CNL HEALTHCARE PROPERTIES, INC., a Maryland corporation, formerly known as CNL Healthcare Trust, Inc.

By:	/s/ Joshua J. Taube
Joshua J. Taube, Vice President

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